SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 19, 2000


                                ASPI EUROPE, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           FLORIDA                     000-26809                91-1962104
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
  of incorporation)                                         Identification No.)


    Two Union Square, 601 Union Street, Suite 4200, Seattle, Washington 98101
    -------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code  (206) 652-3675



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On September 26, 2000, at the annual meeting of shareholders of ASPi Europe, Inc., a Florida corporation (the "Parent"), the shareholders approved the redomicile of the Parent's place of incorporation from Florida to Delaware by merging the Parent with and into its wholly-owned subsidiary ASPi Europe, Inc., a Delaware corporation (the "Subsidiary"). On December 7, an Agreement and Plan of Merger between the Parent and the Subsidiary was executed by an authorized signatory of each corporation. On December 19, 2000, Articles of Merger were filed with the Florida Secretary of State and a Certificate of Merger was filed with the Delaware Secretary of State, which formally resulted in the redomicile of the registrant to the State of Delaware.

Item 7.  Exhibits

Exhibit
Number          Description
------          -----------

 3.1 Certificate of Incorporation of ASPi Europe, Inc., a Delaware corporation

 3.2            Bylaws of ASPi Europe, Inc., a Delaware corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ASPI EUROPE, INC.



Date:  December 29, 2000              /s/ Damon Poole
                                      ------------------------------------------
                                      Damon Poole, Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number          Description
------          -----------

 3.1 Certificate of Incorporation of ASPi Europe, Inc., a Delaware corporation

 3.2            Bylaws of ASPi Europe, Inc., a Delaware corporation